UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2014 (August 6, 2014)

GASTAR EXPLORATION INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 650

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Appointment of Directors.

On August 6, 2014, the board of directors (the “Board”) of Gastar Exploration Inc. (the “Company”) expanded the size of the Board from five to seven members and appointed Dr. Stephen A. Holditch and Mr. Jerry R. Schuyler to the Board effective August 8, 2014. Dr. Holditch was appointed to serve on the Board’s Nominating & Governance Committee and as chairman of the Reserves Review Committee. Mr. Schuyler was appointed to serve on the Board’s Reserves Review Committee and Compensation Committee.

Dr. Holditch and Mr. Schuyler were appointed as directors pursuant to the settlement agreement (the “Settlement Agreement”) between the Company and Kleinheinz Capital Partners, Inc., Global Undervalued Securities Master Fund, L.P., John B. Kleinheinz and Fred N. Reynolds, entered into on March 12, 2014. Under the terms of the Settlement Agreement, the Company agreed to expand the Board from five to seven members, appoint two Mutually Agreed Directors (as defined in the Settlement Agreement) to the Board and appoint one of the Mutually Agreed Directors as chairman of the Reserves Review Committee. Pursuant to the Settlement Agreement, and subject to certain exceptions, the Company has also agreed to nominate Dr. Holditch and Mr. Schuyler as directors to the Board at the 2015 Annual Meeting and recommend that the Company’s stockholders vote in favor of the election.

There are no relationships between Dr. Holditch or Mr. Schuyler that would require disclosure pursuant to Item 404(a) of Regulation S-K.

In connection with their appointment to the Board, Dr. Holditch and Mr. Schuyler were granted an initial equity award of 32,206 shares of restricted stock (the “Restricted Shares”). The Restricted Shares, which were issued under the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan, will vest, subject to continued service, in substantially equal annual installments on August 8, 2015, August 8, 2016 and August 8, 2017.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD.

On August 8, 2014, the Company announced the addition of two new independent directors to the Board. A copy of the Company’s press release, dated August 8, 2014, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

99.1	Press release dated August 8, 2014, announcing the appointment of Dr. Holditch and Mr. Schuyler to the Board.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2014	GASTAR EXPLORATION INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release dated August 8, 2014, announcing the appointment of Dr. Holditch and Mr. Schuyler to the Board.